UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 1, 2010
Date of Report (Date of earliest event reported)

INDUSTRIAL MINERALS, INC
(Exact name of registrant as specified in its charter)

Delaware	11-3763974
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

346 Waverley Street, Ottawa, Ontario, Canada K2P 0W5
(Address of Principal Executive Offices) (Zip Code)

(613) 288-4288
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change in Registrant's Certifying Accountant

On March 1, 2010 the Registrant dismissed EFP Rotenberg LLP as the Registrant’s independent registered public accounting firm.  Also on March 1, 2010, with the approval of the Audit Committee of the Registrant’s Board of Directors, Meyers Norris Penny LLP was engaged as the Company’s independent registered public accountant.

EFP Rotenberg LLP merged with the Registrant’s prior auditors, Rotenberg & Co., LLP which was reported on Form 8-K filed on November 11, 2009.  The audit reports of EFP Rotenberg LLP’s predecessor, Rotenberg & Co., LLP for the years ended December 31, 2008 and December 31, 2007, expressed an unqualified opinion and included an explanatory paragraph relating to the Registrant’s ability to continue as a going concern due to significant recurring losses and other matters.  Such audit reports did not contain any other adverse opinion or disclaimer of opinion or qualification.

The Registrant and EFP Rotenberg LLP’s predecessor Rotenberg & Co., LLP have not, during the Registrant’s two most recent fiscal years and the subsequent interim periods until the change, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Rotenberg & Co., LLP’s satisfaction, would have caused Rotenberg & Co., LLP to make reference to the subject matter of the disagreement in connection with its reports.   EFP Rotenberg LLP has not advised the Company of any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

EFP Rotenberg, LLP was not required or engaged to audit our internal control over financial reporting. However, in connection with their audits of the financial statements, in a letter dated March 31, 2009, they communicated the following deficiencies in our internal control that they considered to be material weaknesses, each of which has been discussed with the Board:

(i) inadequate staffing and supervision, and the resulting ability of management to override our internal control systems, and

(ii) the significant amount of manual intervention required in our accounting and financial reporting process are material weaknesses in our internal control over financial reporting.

The Registrant provided EFP Rotenberg LLP with a copy of the disclosures it is making in this Current Report on Form 8-K prior to filing.  A copy of EFP Rotenberg LLP’s letter, dated March 4, 2010 is attached as Exhibit 16.2.

During the years ended December 31, 2008 and 2007, and through March 1, 2010, the Company did not consult with Meyer Norris Penny LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits

Exhibit No.

16.2           EFP Rotenberg, LLP letter dated March 4, 2010

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Industrial Minerals, Inc.

Date: March 4, 2010	By:	/s/ Robert Dinning
Robert Dinning
Chief Executive Officer and Chief Financial Officer